                                                                  Exhibit 10.19



                         ACCOMMODATION PLEDGE AGREEMENT


         THIS ACCOMMODATION PLEDGE AGREEMENT (this "Agreement") is made on December 27, 2001 by each of the undersigned (each herein, referred to as "Pledgor" and collectively as "Pledgors" with an address as it appears with the signature below to AMERICAN REAL ESTATE HOLDINGS, L.P. (herein referred to as "Lender").

                                    RECITALS

         WHEREAS, Lender is extending credit to Carl C. Icahn, individually ("Borrower"); and

         WHEREAS, for good and valuable consideration in hand received by Pledgors from Borrower and to induce Lender to extend credit to Borrower, each Pledgor wishes to grant security for Borrower's performance of its obligations to Lender under the note in the principal amount of $250 million, dated the date hereof, made by Borrower in favor of Lender (the "Note") and, to that effect, to pledge and assign to Lender all of its rights, title and interest in securities owned by each Pledgor, listed on Schedule A hereto (with respect to the securities pledged by each Pledgor, as the same may be adjusted in amount in accordance with the provisions of Section 2 of this Agreement, the "Pledged Securities"):

         WHEREAS, Borrower is delivering to Lender a Pledge Agreement dated the date hereof in respect of certain securities owned by Borrower (the "Borrower Pledge Agreement");

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, each Pledgor agrees as follows:

         1. Security Interest.


               (a) As security for the Obligations (as defined below), each Pledgor hereby delivers, pledges and assigns to Lender, and creates in Lender, a first perfected security interest in all of its right, title and interest in and to all of the Pledged Securities together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received with respect to the Pledged Securities in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

               (b) This Pledge Agreement secures the payment of all obligations of Borrower to Lender under the Note, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding (all such obligations being the "Obligations").

         2. Stock Dividends, Options, or Other Adjustments; Revaluation of Pledged Securities.

               (a) Until the date on which this Pledge Agreement terminates as provided in Section 11 hereof, Lender shall receive as Collateral any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, liquidation, partial liquidation, conversion, prepayments or redemptions (in whole or in part) or otherwise. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Lender, which are distributable on or by reason of the Collateral shall come into the possession or control of any Pledgor, such Pledgor shall hold or control and forthwith transfer and deliver the same to Lender, subject to the provisions hereof.

               (b) The number of securities constituting Pledged Securities shall be maintained by Pledgors, jointly and severally, in an amount such that, at the end of each calendar quarter during the term of this Agreement (each a "Valuation Date"), such Pledged Securities shall have a value equal to the value on the date hereof or such lesser amount as shall equal the outstanding principal amount of the Note plus accrued but unpaid interest thereon (the "Threshold Amount") based upon the Market Value (as defined below) thereof on the Valuation Date. In the event the Market Value of the Pledged Securities exceeds the Threshold Amount on any Valuation Date, Lender shall within ten business days thereafter take all such action necessary to return such portion of the Pledged Securities required to maintain the Market Value of the Pledged Securities at (but no greater than) the Threshold Amount (rounded up to the nearest whole unit). In the event the Market Value of the Pledged Securities is less than the Threshold Amount on any Valuation Date, Pledgor shall within ten business days thereafter take all such action necessary to pledge additional units of the securities then representing the Pledged Securities required to maintain the Market Value of the Pledged Securities at the Threshold Amount (rounded up to the nearest whole unit). Any such return of Pledged Securities or additional pledges thereof shall be in such proportion (by class of security) so as to maintain the proportion of Pledged Securities (by class of security) pledged by each Pledgor on the date of this Agreement (rounded to the nearest whole unit). For purposes of this Agreement, the term "Market Value" on any Valuation Date shall equal the average of the daily closing prices per unit of such security for the ten (10) consecutive New York Stock Exchange ("NYSE") trading days up to and including the date which is the fifth business date prior to the Valuation Date or, if the NYSE is no longer the primary marketplace on which the Pledged Securities are traded, then in such primary marketplace.

         3. Delivery of Share Certificates; Stock Powers; Registration of Pledge. All instruments and share certificates representing the Collateral are being delivered to the account of the Lender at Icahn & Co., Inc. simultaneously herewith. Each Pledgor shall deliver or cause the entity issuing the Collateral to deliver directly to Lender all instruments, share certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by such Pledgor. If at any time Lender notifies any Pledgor that additional stock powers endorsed in blank held by Lender with respect to the Collateral are required, such Pledgor shall promptly execute in blank and deliver such stock powers as Pledgee



                                       2
may request. If advisable in the sole descretion of the Audit Committee of American Property Investors, Inc. ("API"), as general partner of American Real Estate Partners, L.P., the parent partnership of the Lender, Pledgor shall cause the Issuer of the Pledged Securities to register Lender as the record owner of the Pledged Securities on its books.

         4. Power of Attorney. Whether or not any Event of Default (as defined below) has occurred, Pledgor hereby constitutes and irrevocably appoints the Audit Committee of API, with full power of substitution and revocation by Lender, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the entity issuing the same, to the name of Lender or Lender's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner and otherwise to take such actions and execute such instruments as the Audit Committee of API may deem necessary or advisable to accomplish the purposes of this Agreement. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the interest of Lender in the Collateral and shall not impose any duty upon Lender to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full or other satisfaction of all of the Obligations to Lender.


         5. Inducing Representations of Pledgor. Pledgor represents and warrants to Lender that:

               (a) Borrower is the sole beneficial owner (directly or indirectly) of all of the issued and outstanding shares of capital stock or other equity interests of each Pledgor;

               (b) Neither the making of the loan pursuant to the Note, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of such loan (or the proceeds thereof) will be used to purchase or carry any margin stock or to extend credit for the purpose of purchasing or carrying any margin stock;

               (c) The Market Value of the Pledged Securities, determined in accordance with Section 2(b) as of the close of trading on December 26, 2001, is not less than $250 million;

               (d) Each Pledgor has delivered to Lender and has filed with the Secretary of State of the state of its incorporation a UCC-1 financing statement relating to the pledge of Collateral hereunder;

               (e) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral pledged by such Pledgor, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Agreement, and each Pledgor has the unqualified right and authority to execute this Agreement and to pledge such Collateral to Lender, as provided for herein;


                                       3










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               (f) There are no outstanding options, warrants or other
agreements with respect to the Collateral;

               (g) The Pledged Securities have been validly issued and are fully paid and non-assessable; the holder thereof is not and will not be subject to any personal liability as such holder; and are not subject to any charter, bylaw, statutory, contractual or other restriction governing their issuance, pledge, transfer, ownership or control except that sale or transfer may be limited in the absence of an effective registration statement (i) under the Securities Act of 1933, as amended (the "Act"), (ii) under applicable state securities laws, and (iii) under applicable non-U.S. laws (provided however that if any such registration statement is unnecessary, Pledgors shall provide Lender an opinion of counsel satisfactory to Lender that the sale or transfer is exempt from registration under said Act and laws);

               (h) Any consent, approval or authorization of or designation or filing with any authority on the part of any Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected and is in full force and effect;

               (i) The execution and delivery of this Agreement by the Pledgors, and the performance by Pledgors of their respective obligations hereunder, will not result in a violation of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which any Pledgor is subject;

               (j) As of October 31, 2001, (i) the collective net worth of High Coast Limited Partnership ("High Coast") and Leyton LLC ("Leyton") is not less than $57 million, (ii) the net worth of Barberry Corp. is not less than $500 million;

               (k) Neither Leyton nor High Coast have any liabilities other than to entities in which Borrower owns 100% of the equity interests; and

               (l) Pledgors have delivered to Lender and have filed with the Secretary of State of the State of New York one or more UCC-1 financing statements relating to the pledge of Collateral hereunder.

         6. Obligations of Pledgors. Each Pledgor further covenants to Lender that, during the term hereof:

               (a) Such Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral pledged by such Pledgor (other than as created under this Agreement);

               (b) Such Pledgor will, at its own expense, at any time and from time to time at Lender's request, execute and deliver such agreements and other documents as may be requested by Lender to further preserve, perfect or enforce Lender's rights, interests and remedies provided in this Agreement.



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         7. Rights of Pledgors. Prior to the occurrence and continuance of an
Event of Default (as defined below), and so long as Lender has not transferred the Collateral to its own name under Section 4 hereof, each Pledgor shall be entitled to vote or consent with respect to the Collateral pledged by such Pledgor in any manner not inconsistent with this Agreement or any note, document or instrument delivered pursuant to or in connection with this Agreement or with the Obligations and, if the Lender has had the shares transferred into his name, the Lender will take such steps that are reasonable and necessary to permit such Pledgor to exercise its right to vote the Collateral pledged by such Pledgor. Pledgors hereby grant to Lender an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the occurrence of an Event of Default.

         8. Rights of Lender. At any time whether or not an Event of Default shall exist, unless otherwise explicitly noted below in this Section and without notice, Lender may, at the direction of the Audit Committee of API:

               (a) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner and order as Lender may decide in its sole discretion;

               (b) Upon the occurrence and continuance of an Event of Default, enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; or

               (c) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, or pay for the maintenance and preservation of the Collateral; and the amount of such payments, plus any and all fees, costs and expenses of Lender (including attorneys' fees and disbursements), in connection therewith, shall, at Lender's option, be reimbursed by Pledgors, jointly and severally, on demand, with interest thereon at the highest interest rate applicable with respect to the Obligations from the date paid, or added to the Obligations secured hereby.

         9. Event of Default; Remedies.


               (a) The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") under this Agreement:
(i) if a "Default" or "Event of Default" shall occur under the terms of the Note, any other Loan Document (as defined in the Borrower Pledge Agreement) or any other agreement giving rise to or executed in connection with the Obligations; (ii) if any Pledgor or any obligor or guarantor of, or any party to, any of the Obligations or the Collateral (the same, including the Pledgors, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of, any Obligations or of


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this Pledge Agreement; (iii) if any warranty or representation made to Lender at any time by or on behalf of any Obligor is false or misleading in any material respect when made; (iv) in the event of the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of, any of the Collateral; (v) if any of the Obligors being a natural person or any general partner or member of an Obligor which is a partnership or limited liability company, shall die or (being a partnership, limited liability company or corporation) shall be dissolved, or if any of the Obligors (if a corporation) shall fail to maintain its corporate existence in good standing; (vi) or if any of the Obligors shall become insolvent (however defined or evidenced) or make an assignment for the benefit of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of any of the Obligors or if a committee of creditors is appointed for any of them; (vii) or if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); (viii) if the usual business of any of the Obligors shall be terminated or suspended; (ix) if any proceedings, procedure or remedy supplementary to or in enforcement or judgment shall be commenced against, or with respect to any property or, any of the Obligors; or
(x) if any petition or application to any court or tribunal, at law or in equity, be filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the Obligors or any part of the property of any of them.

               (b) Upon the occurrence and continuance of an Event of Default as hereinbefore defined and at the direction of the Audit Committee of API:

                  (i) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Lender shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon any Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Lender's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Lender in its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held or the manner in which the Collateral is sold. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least ten (10) days before any such disposition, to the address of the Pledgor pledging such Collateral indicated on Schedule A hereto. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender to purchase all or any part



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


         of the Collateral so sold at any such sale or sales, public or private, free of any equity of redemption or right of redemption in any Pledgor, which right or equity is, to extent permitted by applicable law, hereby expressly waived or released by the Pledgor.

                  (ii) All of Lender's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Lender may deem expedient.

                  (iii) Lender may elect, at Pledgors' expense, jointly and severally, to obtain the advice of any investment banking firm or other advisor, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash or credit terms, or any other details concerning such sale or disposition. Lender, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve any Pledgor of its liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Lender in respect of all sale of Collateral shall be applied to the Obligations in such order as Lender shall elect, as and when such payments are received.

                  (iv) Pledgors recognize that Lender may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Act or in any applicable U.S. state laws or non-U.S. laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Each Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Lender has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Each Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (v) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effect any sale or other disposition of the Collateral, or any partial disposition of the Collateral, each Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Each Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Lender may deem necessary pursuant to the terms of this Agreement.

                  (vi) Upon any sale or other disposition, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Lender) shall hold the Collateral free from any claim or right of whatever kind, including any equity of



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         redemption or right of redemption of any Pledgor. Each Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (vii) Lender shall not be obligated to make any sale, redemption or other disposition, unless the terms thereof shall be satisfactory to it. Lender may, without notice or publication, adjourn any private or public sale, and, upon five (5) days prior notice to the applicable Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

         10. Disposition of Proceeds.

               The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Lender in the following order:

                  (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the reasonable compensation of Lender's agents and attorneys;

                  (ii) to the payment of the Obligations in such order as Lender may elect; and

                  (iii) to the payment to the Pledgors pro rata on the basis of their respective Collateral that has been sold, redeemed or otherwise disposed of, of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Lender has actual notice.

         11. Termination. This Pledge Agreement shall continue in full force and effect until all of the Obligations shall have either been paid in full or otherwise satisfied. Subject to any sale or other disposition by Lender of the Collateral or any part thereof pursuant to this Agreement, at such termination Lender shall return the Collateral to the respective Pledgors without warranty by or recourse to Lender.

         12. General Provisions.


               (a) All expenses (including reasonable fees and disbursements of counsel) incurred by Lender or the Audit Committee of API in connection with any actual or attempted sale of the Collateral, or any other action taken by Lender or the Audit Committee of API hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of enforcing satisfaction of the liability of any


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         Pledgor hereunder, including such Pledgor's failure to pay costs of
         Lender or the Audit Committee of API of acting against the Collateral as provided herein, shall be deemed an Obligation of Pledgor for all purposes of this Agreement and Lender or the Audit Committee of API may apply the Collateral to payment of or reimbursement of Lender or the Audit Committee of API for such liability.

               (b) Lender and its assigns shall have no obligation in respect of the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, each Pledgor acknowledges that Lender may enforce the obligations due under the Note by proceeding against any or all Pledgors under this Agreement or Borrower under the Borrower Pledge Agreement in whichever priority it deems advisable in Lender's sole and absolute discretion.

               (c) Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified mail or by recognized overnight delivery services to any party at its address on Schedule A to this Pledge Agreement. Notices shall be effective (a) if given by certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to Lender shall be effective on receipt.

               (d) No course of dealing between any Pledgor and Lender or Lender's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

               (e) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

               (f) This Pledge Agreement is subject to modification only by a writing signed by all of the parties hereto.

               (g) The benefits and burdens of this Pledge Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of a Pledgor under this Pledge Agreement shall not be assigned or delegated without the prior consent of Lender.

               (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles. Pledgor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal



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


         Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Pledge Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Each Pledgor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified mail directed to Pledgor at the address provided herein for receipt of notices. Each Pledgor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof. Should any Pledgor so served fail to appear or answer within said thirty-day period, such Pledgor shall be deemed in default and judgment may be entered by Lender against such Pledgor for the amount or such other relief as may be demanded in any summons, complaint or other process so served. In the alternative, in its discretion Lender may effect service upon any Pledgor in any other form or manner permitted by law.

               (i) IN THE EVENT OF ANY LITIGATION RELATING TO THIS AGREEMENT OR THE OBLIGATION, PLEDGORS AND LENDER EACH WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY.


         IN WITNESS WHEREOF, each Pledgor has executed and delivered this Agreement as of the date first above written.

                                    PLEDGORS:

                                    HIGH COAST LIMITED PARTNERSHIP
                                    By: Beckton Corp., its general partner


                                    By:  /s/ Richard T. Buonato
                                         ________________________________
                                         Name: Richard T. Buonato
                                         Title: Vice President and Treasurer

                                    BARBERRY CORP.


                                    By:  /s/ Edward E. Mattner
                                         ________________________________
                                         Name: Edward E. Mattner
                                         Title: Authorized Signatory

                                    LEYTON LLC
                                    By: High Coast Limited Partnership, sole
                                        member
                                    By: Beckton Corp., its general partner


                                    By:  /s/ Richard T. Buonato
                                         ________________________________
                                         Name: Richard T. Buonato
                                         Title: Vice President and Treasurer



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


                 SCHEDULE "A" TO ACCOMMODATION PLEDGE AGREEMENT

                              Pledged Securities



Name and Address of Pledgor                   Pledged Securities
---------------------------                   ------------------

High Coast Limited Partnership                16,379,044 AREP units
1 Wall Street Court
Suite 980                                     7,689,016 AREP preferred units
New York, New York  10005

Barberry Corp.                                3,397,000 AREP units
1 Wall Street Court
Suite 980
New York, New York  10005

Leyton LLC                                    1,360,000 AREP units
100 South Bedford Road
Mt. Kisco, New York  10549